February 3, 2023
Pioneer Real Estate Shares VCT Portfolio
Supplement to the Prospectus and Summary Prospectus,
each dated May 1, 2022
The Trustees of Pioneer Variable Contracts Trust have authorized the liquidation of Pioneer Real Estate Shares VCT Portfolio. It is anticipated that the Portfolio will be liquidated on or about April 28, 2023. The Portfolio will discontinue accepting requests to purchase shares of the Portfolio on or about April 27, 2023. Prior to the Portfolio’s liquidation, all or a substantial portion of the Portfolio’s assets may be invested in cash, cash equivalents and debt securities with remaining maturities of less than one year. When invested in such instruments in anticipation of the liquidation, the Portfolio may not be able to achieve its investment objectives.
33209-00-0223
©2023 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC